UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

Dynasil Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	001-35011	22-1734088
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)	Identification No.)

313 Washington Street, Suite 403, Newton, MA 02458

(Address of principal executive offices)

(617)-668-6855

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Pursuant to Regulation FD, Dynasil Corporation of America (“Dynasil” or the “Company”) hereby furnishes slides that the Company will present to stockholders and investors on or after February 28, 2019. The slides are attached hereto as Exhibit 99.1. These slides will be available on Dynasil’s website at www.dynasil.com. The information furnished by the Company pursuant to this item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Slides presented by Dynasil Corporation of America to stockholders on or after February 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNASIL CORPORATION OF AMERICA

Date: February 28, 2019	By:	/s/ Peter Sulick
	Name:	Peter Sulick
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides presented by Dynasil Corporation of America to stockholders on or after February 28, 2019.